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                                                                  Exhibit 10.23a

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT
                            Dated as of April 5, 2001

            This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Agreement") is among PENN NATIONAL GAMING, INC., a Pennsylvania corporation (the "Borrower"), the Lenders (as defined below), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

            1. The Borrower, the Lenders, the Syndication Agent and the Administrative Agent have entered into that certain Credit Agreement, dated as of August 8, 2000, as amended by Amendment No. 1 to the Credit Agreement, dated as of October 4, 2000 (together with all Annexes, Exhibits and Schedules thereto, the "Credit Agreement"), by and among the Borrower, Lehman Brothers Inc., as Lead Arranger and Book-Running Manager, CIBC World Markets Corp., as Co-Lead Arranger and Co-Book-Running Manager, the Syndication Agent, the Administrative Agent, The CIT Group/Equipment Financing, Inc., First Union National Bank and Wells Fargo Bank, N.A., each as Documentation Agent, and the lenders party thereto (the "Lenders") (capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement);

            2. Because the CRC Acquisition will be consummated after March 31, 2001, the Borrower has requested an amendment to the definition of "Consolidated Total Debt" so as not to violate Section 7.1(a)(i) of the Credit Agreement for FQI 2001;

            3. In connection with the CRC Acquisition, certain conforming amendments to the Credit Agreement are necessary; and

            4. Subject to the terms and conditions set forth below, the Required Lenders are willing to consent to the amendments described below.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments. Upon the terms and subject to the conditions set forth in this Agreement (including, without limitation, in Section 3 below), and in reliance on the representations and warranties of the Borrower set forth in this Agreement, the Borrower and the Required Lenders hereby agree as follows:

            a. For purposes of determining the Loan Parties' compliance with
Section 7.1(a)(i) of the Credit Agreement for FQI 2001 only, there shall be subtracted from the calculation of Consolidated Total Debt the amount of cash of the Borrower (not to exceed

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$194,300,000) held by or on behalf of the Administrative Agent in which the
Administrative Agent has a first priority perfected Lien;

            b. the definition of Vessels in the Credit Agreement is amended in its entirety to read as follows:

            "'Vessels': shall mean (a) the BOOMTOWN and the BOOMTOWN II, each located at the Boomtown Casino in Biloxi, Mississippi, (b) the Barges to the extent such Barges are documented vessels with the United States Coast Guard, and (c) as of the CRC Closing Date, (i) the CASINO ROUGE, located at the Gaming Facility known as "Casino Rouge," in Baton Rouge, Louisiana and (ii) any other barges or other vessels acquired by the Borrower and/or it Subsidiaries on or after the CRC Closing Date which are documented vessels with the United States Coast Guard."; and

            c. Section 7.1(b) of the Credit Agreement is amended by adding at the end thereof the following:

            ;provided, however, that for purposes of this Section 7.1(b) only, Consolidated EBITDA shall be calculated after giving pro forma effect to any acquisitions and/or Asset Sales or other Dispositions during such period.

      2. Conditions to Effectiveness. This Agreement will be effective as of April 5, 2001, provided that each of the following conditions precedent is satisfied:

            a. the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Agreement, and shall have received counterparts of this Agreement signed by the Syndication Agent and the Borrower and counterparts of the Consent of Loan Parties appended hereto executed by each of the Loan Parties;

            b. each of the representations and warranties in Section 4 below shall be true and correct in all material respects as of the date hereof;

            c. after giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Loan Document;

            d. the Administrative Agent and the Syndication Agent shall have received payment in immediately available funds of all expenses incurred by them (including, without limitation, legal fees) for which invoices have been presented, on or before the date hereof; and

            e. the Administrative Agent and the Syndication Agent shall have received satisfactory evidence that the execution, delivery and performance of this Agreement has been duly approved by all necessary corporate action of the Borrower.

      3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, the Syndication Agent and the Lenders as of the date hereof as follows:


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            a. Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower of this Agreement, the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

            b. Enforceability. This Agreement has been duly executed and delivered by the Borrower. Each of this Agreement and, after giving effect to this Agreement, the Credit Agreement and the other Loan Documents is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and is in full force and effect. Neither the execution, delivery or performance of this Agreement or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral.

            c. Representations and Warranties. After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

            d. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor performance of and compliance with the terms and provisions hereof by the Borrower will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of the Borrower, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties.

            e. No Default. After giving effect to the amendments set forth in
Section 1 hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

      4. Reference to and Effect on Credit Agreement.

            a. Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit


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Agreement", "thereunder", "thereof" or words of like import referring to the
Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

            b. Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

            c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

      5. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

      6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Page Follows]


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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                     PENN NATIONAL GAMING, INC.


                                     By: /s/ Robert S. Ippolito
                                         ---------------------------------------
                                         Name:  Robert S. Ippolito
                                         Title: Chief Financial Officer


                                     LEHMAN COMMERCIAL PAPER INC.,
                                     as Syndication Agent


                                     By:  /s/ G. Andrew Keith
                                         ---------------------------------------
                                         Name:  G. Andrew Keith
                                         Title: Authorized Signatory


                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                     as Administrative Agent, on behalf of
                                     the Required Lenders


                                     By: /s/ Paul Chakmak
                                         ---------------------------------------
                                         Name:  Paul Chakmak
                                         Title: Managing Director
                                         CIBC World Markets Corp., as Agent


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                             CONSENT OF LOAN PARTIES
                            Dated as of April 5, 2001

            The undersigned, the Borrower and the Guarantors under the Guarantee and Collateral Agreement, each hereby consents and agrees to the foregoing Agreement and hereby confirms and agrees that (i) the Guarantee and Collateral Agreement and each of the other Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Agreement, each reference in the Guarantee and Collateral Agreement and any other Loan Document to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Agreement and (ii) the Guarantee and Collateral Agreement and each other Security Document and all of the collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Consent of Loan Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                        THE DOWNS RACING, INC.


                              By: /s/ Joseph A. Lashinger
                                  ---------------------------------------------
                              Name:  Joseph A. Lashinger
                              Title: Secretary/Treasurer

                        WILKES BARRE DOWNS, INC.


                              By: /s/ Robert E. Abraham
                                  ---------------------------------------------
                              Name:  Robert E. Abraham
                              Title: Secretary/Treasurer

                                       [continued]

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                              [continued from previous page]

                        BACKSIDE, INC.
                        BSL, INC.
                        BTN, INC.
                        CASINO HOLDING, INC.
                        EBET USA.COM, INC.
                        MILL CREEK LAND, INC.
                        MOUNTAINVIEW THOROUGHBRED RACING
                              ASSOCIATION
                        NORTHEAST CONCESSIONS, INC.
                        PNGI CHARLES TOWN GAMING LIMITED LIABILITY
                              COMPANY
                        PNGI CHARLES TOWN FOOD & BEVERAGE LIMITED
                              LIABILITY COMPANY
                        PENN NATIONAL GAMING, INC.
                        PENN NATIONAL GSFR, INC.
                        PENN NATIONAL GAMING OF WEST VIRGINIA, INC.
                        PENNSYLVANIA NATIONAL HOLDING COMPANY
                        PNGI POCONO, INC.
                        PENN NATIONAL SPEEDWAY, INC.
                        PENN NATIONAL TURF CLUB, INC.
                        STERLING AVIATION INC.
                        TENNESSEE DOWNS, INC.


                       By: /s/ Robert S. Ippolito
                           ---------------------------------------------
                           Name: Robert S. Ippolito
                           Title: Chief Financial Officer, Secretary,
                           Secretary/Treasurer, Treasurer/Vice President and/or Assistant Secretary of all of the above listed Loan Parties